UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 6/30/2018

Item 1. Reports to Stockholders.

Annual Report	6/30/2018

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell Midcap Index
1-Year	10.67%	4.31%	12.33%
5-Year	10.51	9.21	12.22
10-Year	9.38	8.73	10.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 10.67% during the reporting period. In comparison, the Fund underperformed the Russell Midcap Index (the “Index”), which returned 12.33%. The Fund’s underperformance stemmed largely from weaker relative stock selection in the Consumer Staples, Energy, Industrials, and Financials sectors. Relative to the Index, the strongest performing sector for the Fund was Real Estate, due to an underweight position. Stock selection in Materials and Health Care, and an overweight in Information Technology, also contributed positively to performance versus the Index this reporting period.

MARKET OVERVIEW

For the overall one-year reporting period, the U.S. equity markets produced strong results. However, after the buoyant market environment seen for most of 2017, volatility finally returned to the U.S. equity market over the first quarter of 2018. The CBOE Volatility Index (VIX), after hitting all-time lows in 2017, spiked during the first quarter of 2018 before settling to a lower level at period end. However, U.S. stock indices had a generally positive second quarter of the year, performing positively in the closing three months of the reporting period. The market showed resiliency despite increasing concerns related to tariffs and trade wars.

As investors, it is important to know what is and what is not within one’s circle of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER MAIN STREET MID CAP FUND

competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, we seek to have a portfolio that has the potential to outperform no matter the environment.

We also believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

FUND REVIEW

During the reporting period, the primary positive contributors to relative performance included Noble Energy, Spirit AeroSystems Holdings, and Burlington Stores.

Noble Energy has continued to drive greater productivity and growth from their onshore U.S. oil shale asset base. Furthermore, the company initiated a stock repurchase program and sold non-core assets during the reporting period. The very important Eastern Mediterranean gas project, Leviathan, is progressing well with a large percentage of the output now contracted under long-term arrangements. As this project comes online as expected in late 2019, and ramps up in 2020, we believe Noble Energy will be positioned to generate significant amounts of free cash flow for shareholders.

Spirit AeroSystems announced a long-term agreement with Boeing, its largest customer, on open commercial issues related to a range of programs including the 737-MAX and the 787 models. Additionally, management increased its long-term free cash flow forecasts and added $400 million to its share repurchase authorization, which now totals approximately $1 billion.

Burlington Stores performed well as the company put up one of the best same-store-sales numbers in the space during the fourth quarter of 2017, despite hurricane disruptions. The company had traffic growth and also grew margins, indicating strong price/mix even as other players in the space had to increase promotions and lower prices.

During the reporting period, the primary negative contributors to relative performance included Spirit Airlines, Newell Brands, and PG&E.

Rivalry within the domestic airline industry remains intense, with a combination of ongoing low fares and rising fuel prices stoking fears about current profitability. For Spirit Airlines, the long-term fundamental picture actually improved in the reporting period. After operational issues in mid-2017, the company signed a new five-year labor

4      OPPENHEIMER MAIN STREET MID CAP FUND

agreement with its pilots. Despite the large bump in pay for the pilots, the company said it expects its relative cost advantage to expand further in the years ahead.

Over the first half of the reporting period, Newell pre-announced their exposure to resin factories which were impacted by Hurricane Harvey in Texas, causing a reduction of earnings estimates. Earlier in 2018, Newell announced a strategic reorganization in light of a competitive environment that was diminishing earnings power. Given the lack of operational execution and challenges ahead, we decided to exit our position.

PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further pressure after the company announced they would be suspending the dividend to preserve cash for potential future claims. We reduced the position size due to the current level of uncertainty.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show decent economic growth. We believe this will be driven by favorable consumer confidence, tax benefits and lower regulatory hurdles. Rising home prices and innovation, we believe, may also help drive the economy higher.

The risks we are focused on include trade tariffs, interest rates, disruption of traditional business models and the narrowness of the stock market rally in large-cap stocks. Regarding trade tariffs, we believe the market views it as a negotiating tactic and is implying that all will end well. An escalation could severely hamper global growth and thereby stock prices. We are afraid companies are addicted to low interest rates. If interest rates were to rise materially, some companies’ historical decisions could look like misallocation of capital and negatively impact their stock prices. Innovation, while a positive for the overall economy over the long-term, could create short-term disruptions. Finally, there is risk around the growing disparity between stock prices of companies perceived as having “growth characteristics” irrespective of valuation versus the rest of the companies. History tells us that sooner or later, such narrow rallies typically result in investors crowding in a few stocks and ultimately result in meaningful declines of those stocks.

We continue to maintain our discipline around valuation. Additionally, while innovation is alive and well and helping generate economic growth, fundamental disruptions across market segments have been elevated. We are focused on potential disruption risk to our companies.

Volatility in the markets has been unusually low by historical standards but could increase. Traditionally, during periods of heightened market volatility, investors generally favor

5      OPPENHEIMER MAIN STREET MID CAP FUND

stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think seeking out companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Raymond Anello, CFA
Portfolio Manager

Raymond Anello, CFA and Portfolio Manager, on behalf of the Portfolio Management team: Matthew P. Ziehl, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

6      OPPENHEIMER MAIN STREET MID CAP FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Noble Energy, Inc.	4.5%
Eastman Chemical Co.	3.9
First Data Corp., Cl. A	2.7
AmeriGas Partners LP	2.5
Spirit Airlines, Inc.	2.4
Intercontinental Exchange, Inc.	2.2
Wabtec Corp.	2.1
Shell Midstream Partners LP	2.1
DXC Technology Co.	2.0
Synchrony Financial	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	9.2%
IT Services	7.4
Real Estate Investment Trusts (REITs)	5.8
Software	4.9
Health Care Providers & Services	4.8
Commercial Banks	4.1
Airlines	3.9
Chemicals	3.9
Machinery	3.5
Insurance	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of common stocks.

7      OPPENHEIMER MAIN STREET MID CAP FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	10.67%	10.51%	9.38%
Class C (OPMCX)	8/2/99	9.84	9.68	8.55
Class I (OPMIX)	10/26/12	11.11	10.98	13.13	*
Class R (OPMNX)	3/1/01	10.37	10.21	9.09
Class Y (OPMYX)	8/2/99	10.96	10.78	9.72

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OPMSX)	8/2/99	4.31%	9.21%	8.73%
Class C (OPMCX)	8/2/99	8.90	9.68	8.55
Class I (OPMIX)	10/26/12	11.11	10.98	13.13	*
Class R (OPMNX)	3/1/01	10.37	10.21	9.09
Class Y (OPMYX)	8/2/99	10.96	10.78	9.72

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance

8      OPPENHEIMER MAIN STREET MID CAP FUND

of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER MAIN STREET MID CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER MAIN STREET MID CAP FUND

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Class A	$1,000.00	$1,038.40	$5.47
Class C	1,000.00	1,034.70	9.32
Class I	1,000.00	1,040.60	3.40
Class R	1,000.00	1,036.90	6.79
Class Y	1,000.00	1,039.70	4.26

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.44	5.42
Class C	1,000.00	1,015.67	9.24
Class I	1,000.00	1,021.47	3.36
Class R	1,000.00	1,018.15	6.73
Class Y	1,000.00	1,020.63	4.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.08%
Class C	1.84
Class I	0.67
Class R	1.34
Class Y	0.84

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS June 30, 2018

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—7.6%
Auto Components—1.0%
Visteon Corp.[1]	220,090	$28,444,432
Diversified Consumer Services—0.6%
Weight Watchers International, Inc.[1]	160,770	16,253,847
Hotels, Restaurants & Leisure—2.2%
Cedar Fair LP2	215,015	13,548,095
Chipotle Mexican Grill, Inc., Cl. A1	41,790	18,026,952
Wendy’s Co. (The)	1,686,430	28,972,868
		60,547,915
Specialty Retail—2.7%
Burlington Stores, Inc.[1]	146,550	22,060,171
O’Reilly Automotive, Inc.[1]	111,750	30,571,448
Ulta Beauty, Inc.1	93,900	21,921,894
		74,553,513
Textiles, Apparel & Luxury Goods—1.1%
Hanesbrands, Inc.	1,316,610	28,991,752
Consumer Staples—2.8%
Beverages—0.5%
Coca-Cola European Partners plc	362,800	14,744,192
Food Products—1.7%
Conagra Brands, Inc.	313,590	11,204,571
Pinnacle Foods, Inc.	528,952	34,413,617
		45,618,188
Household Products—0.6%
Church & Dwight Co., Inc.	290,300	15,432,348
Energy—9.2%
Oil, Gas & Consumable Fuels—9.2%
Magellan Midstream Partners LP2	597,229	41,256,579
Noble Energy, Inc.	3,545,763	125,094,519
Shell Midstream Partners LP2	2,563,340	56,854,881
Spectra Energy Partners LP2	844,974	29,928,979
		253,134,958

	Shares	Value
Financials—17.4%
Capital Markets—2.2%
Intercontinental Exchange, Inc.	821,110	$60,392,640
Commercial Banks—4.1%
East West Bancorp, Inc.	308,900	20,140,280
First Horizon National Corp.	1,930,850	34,446,364
Huntington Bancshares, Inc.	2,672,470	39,445,657
Sterling Bancorp	859,550	20,199,425
		114,231,726
Consumer Finance—1.9%
Synchrony Financial	1,559,070	52,041,757
Insurance—3.4%
Arthur J. Gallagher & Co.	279,490	18,245,107
Lincoln National Corp.	696,259	43,342,123
Progressive Corp. (The)	522,580	30,910,607
		92,497,837
Real Estate Investment Trusts (REITs)—5.8%
AGNC Investment Corp.	1,504,494	27,968,543
Equinix, Inc.	60,400	25,965,356
Lamar Advertising Co., Cl. A	488,120	33,343,477
Mid-America Apartment Communities, Inc.	380,379	38,292,754
Outfront Media, Inc.	380,000	7,391,000
Prologis, Inc.	433,850	28,499,607
		161,460,737
Health Care—10.3%
Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.[1]	175,080	16,492,536
Exact Sciences Corp.[1]	265,950	15,901,151
Galapagos NV1	95,558	8,766,134
Sage Therapeutics, Inc.[1]	60,380	9,451,281

12      OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	65,840	$11,190,166
		61,801,268
Health Care Equipment & Supplies—2.2%
Boston Scientific Corp.[1]	846,000	27,664,200
IDEXX Laboratories, Inc.[1]	91,720	19,989,457
Intuitive Surgical, Inc.[1]	28,650	13,708,452
		61,362,109
Health Care Providers & Services—4.8%
DaVita, Inc.[1]	355,110	24,658,839
Humana, Inc.	46,170	13,741,577
Laboratory Corp. of America Holdings[1]	173,830	31,207,700
Quest Diagnostics, Inc.	205,110	22,549,793
WellCare Health Plans, Inc.[1]	160,010	39,400,862
		131,558,771
Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	478,480	29,589,203
Industrials—18.6%
Aerospace & Defense—3.0%
L3 Technologies, Inc.	158,820	30,544,262
Spirit AeroSystems Holdings, Inc., Cl. A	600,900	51,623,319
		82,167,581
Air Freight & Couriers—0.8%
XPO Logistics, Inc.[1]	209,070	20,944,633
Airlines—3.9%
Alaska Air Group, Inc.	678,340	40,964,952
Spirit Airlines, Inc.[1]	1,815,202	65,982,593
		106,947,545
Building Products—2.0%
A.O. Smith Corp.	315,850	18,682,528
Lennox International, Inc.	92,900	18,593,935
Masco Corp.	495,170	18,529,261
		55,805,724

	Shares	Value
Commercial Services & Supplies—3.2%
Johnson Controls International plc	544,674	$18,219,345
KAR Auction Services, Inc.	853,100	46,749,880
Waste Connections, Inc.	314,403	23,668,258
		88,637,483
Machinery—3.5%
Stanley Black & Decker, Inc.	295,480	39,242,699
Wabtec Corp.	597,720	58,923,237
		98,165,936
Road & Rail—1.0%
Canadian Pacific Railway Ltd.	149,790	27,414,566
Trading Companies & Distributors—1.2%
Fastenal Co.	668,243	32,162,536
Information Technology—19.1%
Communications Equipment—1.4%
Palo Alto Networks, Inc.[1]	183,980	37,802,371
Internet Software & Services—1.2%
eBay, Inc.[1]	903,510	32,761,273
IT Services—7.4%
Black Knight, Inc.[1]	274,000	14,672,700
DXC Technology Co.	690,210	55,637,828
First Data Corp., Cl. A1	3,577,359	74,874,124
Perspecta, Inc.	727,375	14,947,556
Teradata Corp.[1]	435,010	17,465,652
Total System Services, Inc.	318,150	26,890,038
		204,487,898
Semiconductors & Semiconductor Equipment—3.0%
Applied Materials, Inc.	550,911	25,446,579
Microchip Technology, Inc.	519,070	47,209,416
MKS Instruments, Inc.	117,570	11,251,449
		83,907,444
Software—4.9%
Guidewire Software, Inc.[1]	184,542	16,383,639
Pegasystems, Inc.	37,915	2,077,742

13      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Software (Continued)
PTC, Inc.[1]	248,894	$23,348,746
Red Hat, Inc.[1]	172,270	23,147,920
ServiceNow, Inc.[1]	107,790	18,590,541
Snap, Inc., Cl. A1	1,423,130	18,628,772
Tyler Technologies, Inc.[1]	72,890	16,188,869
Zynga, Inc., Cl. A1	4,085,185	16,626,703
		134,992,932
Technology Hardware, Storage & Peripherals—1.2%
Western Digital Corp.	428,072	33,137,053
Materials—5.0%
Chemicals—3.9%
Eastman Chemical Co.	1,058,080	105,765,677
Metals & Mining—1.1%
Franco-Nevada Corp.	427,850	31,241,607
Telecommunication Services—2.4%
Diversified Telecommunication Services—0.8%
Zayo Group Holdings, Inc.[1]	621,016	22,654,664
Wireless Telecommunication Services—1.6%
T-Mobile US, Inc.[1]	742,930	44,390,067

	Shares	Value
Utilities—6.4%
Electric Utilities—2.6%
Duke Energy Corp.	326,420	$25,813,294
PG&E Corp.	534,280	22,738,957
PPL Corp.	794,180	22,673,839
		71,226,090
Gas Utilities—2.5%
AmeriGas Partners LP2	1,676,474	70,780,732
Multi-Utilities—1.3%
Dominion Energy, Inc.	524,410	35,754,274
Total Common Stocks (Cost $2,276,801,343)		2,723,805,279

Investment Company—1.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[3,4] (Cost $33,878,541)	33,878,541	33,878,541
Total Investments, at Value (Cost $2,310,679,884)	100.0%	2,757,683,820
Net Other Assets (Liabilities)	0.0	1,090,748

Net Assets	100.0%	$2,758,774,568

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2017	Additions	Reductions	June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	46,586,206	990,388,018	1,003,095,683	33,878,541

14      OPPENHEIMER MAIN STREET MID CAP FUND

Footnotes to Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$33,878,541	$692,730	$—	$—

See accompanying Notes to Financial Statements.

15      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,276,801,343)	$2,723,805,279
Affiliated companies (cost $33,878,541)	33,878,541
2,757,683,820
Cash	5,000,013
Receivables and other assets:
Investments sold	44,225,479
Dividends	2,727,853
Shares of beneficial interest sold	920,749
Other	249,178
Total assets	2,810,807,092

Liabilities
Payables and other liabilities:
Investments purchased	36,280,799
Shares of beneficial interest redeemed	15,059,752
Distribution and service plan fees	382,714
Trustees’ compensation	226,786
Shareholder communications	13,261
Other	69,212
Total liabilities	52,032,524

Net Assets	$2,758,774,568

Composition of Net Assets
Par value of shares of beneficial interest	$99,932
Additional paid-in capital	2,219,910,497
Accumulated net investment income	7,041,553
Accumulated net realized gain on investments and foreign currency transactions	84,718,650
Net unrealized appreciation on investments	447,003,936

Net Assets	$2,758,774,568

16      OPPENHEIMER MAIN STREET MID CAP FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,383,592,478 and 50,153,413 shares of beneficial interest outstanding)	$27.59

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.27

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $269,651,276 and 11,884,748 shares of beneficial interest outstanding)	$22.69

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $337,299,587 and 11,330,365 shares of beneficial interest outstanding)	$29.77

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $171,922,700 and 6,578,309 shares of beneficial interest outstanding)	$26.13

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $596,308,527 and 19,985,248 shares of beneficial interest outstanding)	$29.84

See accompanying Notes to Financial Statements.

17      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF

OPERATIONS For the Year Ended June 30, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $128,910)	$32,803,890
Affiliated companies	692,730
Interest	15,367
Total investment income	33,511,987

Expenses
Management fees	18,133,302
Distribution and service plan fees:
Class A	3,487,557
Class B1	39,725
Class C	2,846,636
Class R	878,151
Transfer and shareholder servicing agent fees:
Class A	2,977,124
Class B1	8,600
Class C	593,671
Class I	109,708
Class R	366,553
Class Y	1,282,539
Shareholder communications:
Class A	36,407
Class B1	1,083
Class C	8,014
Class I	279
Class R	2,751
Class Y	7,549
Borrowing fees	107,059
Trustees’ compensation	92,246
Custodian fees and expenses	15,280
Other	168,641
Total expenses	31,162,875
Less reduction to custodian expenses	(2,347)
Less waivers and reimbursements of expenses	(247,020)
Net expenses	30,913,508

Net Investment Income	2,598,479

18      OPPENHEIMER MAIN STREET MID CAP FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$241,511,708
Foreign currency transactions	(6,257)
Net realized gain	241,505,451
Net change in unrealized appreciation/depreciation on investments	48,136,949
Net Increase in Net Assets Resulting from Operations	$292,240,879

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2018	Year Ended June 30, 2017
Operations
Net investment income	$2,598,479	$11,201,212
Net realized gain	241,505,451	367,005,155
Net change in unrealized appreciation/depreciation	48,136,949	45,494,755

Net increase in net assets resulting from operations	292,240,879	423,701,122

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,652,461)	(12,888,906)
Class B1	—	—
Class C	—	(1,052,321)
Class I	(2,777,741)	(4,724,644)
Class R	(332,958)	(1,202,146)
Class Y	(3,698,962)	(5,655,821)

	(12,462,122)	(25,523,838)

Distributions from net realized gain:
Class A	(181,766,526)	(31,945,756)
Class B1	(652,662)	(330,217)
Class C	(42,670,810)	(7,867,592)
Class I	(42,474,409)	(7,740,113)
Class R	(23,490,632)	(3,947,062)
Class Y	(72,636,571)	(10,917,532)

	(363,691,610)	(62,748,272)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(60,646,642)	(206,957,688)
Class B1	(8,402,566)	(10,282,002)
Class C	(16,228,284)	(52,541,670)
Class I	(39,710,017)	(37,837,333)
Class R	(745,050)	(17,520,654)
Class Y	(28,555,814)	28,271,955

	(154,288,373)	(296,867,392)

Net Assets
Total increase (decrease)	(238,201,226)	38,561,620
Beginning of period	2,996,975,794	2,958,414,174

End of period (including accumulated net investment income of $7,041,553 and $12,471,220, respectively)	$2,758,774,568	$2,996,975,794

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$28.59	$25.57	$30.15	$33.30	$26.17
Income (loss) from investment operations:
Net investment income[1]	0.02	0.10	0.11	0.14	0.17
Net realized and unrealized gain (loss)	2.84	3.72	(1.44)	1.47	6.97
Total from investment operations	2.86	3.82	(1.33)	1.61	7.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.23)	(0.11)	(0.19)	(0.01)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00
Total dividends and/or distributions to shareholders	(3.86)	(0.80)	(3.25)	(4.76)	(0.01)
Net asset value, end of period	$27.59	$28.59	$25.57	$30.15	$33.30

Total Return, at Net Asset Value[2]	10.67%	15.17%	(3.80)%	5.58%	27.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,383,592	$1,486,121	$1,521,154	$1,806,592	$1,999,887
Average net assets (in thousands)	$1,432,127	$1,529,015	$1,587,983	$1,870,139	$1,876,128
Ratios to average net assets:[3]
Net investment income	0.08%	0.37%	0.43%	0.46%	0.57%
Expenses excluding specific expenses listed below	1.10%	1.11%	1.11%	1.10%	1.12%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.10%	1.11%	1.11%	1.10%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.10%	1.11%[6]	1.10%[6]	1.12%[6]
Portfolio turnover rate	60%	68%	87%	82%	63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2018	1.10%
Year Ended June 30, 2017	1.11%
Year Ended June 30, 2016	1.11%
Year Ended June 30, 2015	1.10%
Year Ended June 30, 2014	1.12%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$24.22	$21.79	$26.29	$29.66	$23.47
Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.09)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	2.37	3.17	(1.29)	1.28	6.24
Total from investment operations	2.21	3.08	(1.36)	1.20	6.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	0.00	0.00	0.00
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00
Total dividends and/or distributions to shareholders	(3.74)	(0.65)	(3.14)	(4.57)	0.00
Net asset value, end of period	$22.69	$24.22	$21.79	$26.29	$29.66

Total Return, at Net Asset Value[2]	9.84%	14.32%	(4.54)%	4.78%	26.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,651	$301,630	$320,353	$386,109	$397,240
Average net assets (in thousands)	$285,434	$318,643	$333,636	$391,675	$370,920
Ratios to average net assets:[3]
Net investment loss	(0.68)%	(0.38)%	(0.33)%	(0.29)%	(0.18)%
Expenses excluding specific expenses listed below	1.85%	1.86%	1.86%	1.85%	1.86%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.85%	1.86%	1.86%	1.85%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.85%	1.86%[6]	1.85%[6]	1.86%[6]
Portfolio turnover rate	60%	68%	87%	82%	63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2018	1.85%
Year Ended June 30, 2017	1.86%
Year Ended June 30, 2016	1.86%
Year Ended June 30, 2015	1.85%
Year Ended June 30, 2014	1.86%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER MAIN STREET MID CAP FUND

Class I	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$30.57	$27.28	$31.95	$35.00	$27.52
Income (loss) from investment operations:
Net investment income[1]	0.15	0.23	0.24	0.28	0.35
Net realized and unrealized gain (loss)	3.03	3.98	(1.53)	1.58	7.29

Total from investment operations	3.18	4.21	(1.29)	1.86	7.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.35)	(0.24)	(0.34)	(0.16)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00

Total dividends and/or distributions to shareholders	(3.98)	(0.92)	(3.38)	(4.91)	(0.16)
Net asset value, end of period	$29.77	$30.57	$27.28	$31.95	$35.00

Total Return, at Net Asset Value[2]	11.11%	15.72%	(3.43)%	6.08%	27.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337,300	$383,913	$377,123	$491,236	$633,358
Average net assets (in thousands)	$365,477	$394,379	$386,147	$527,809	$506,714
Ratios to average net assets:[3]
Net investment income	0.49%	0.79%	0.87%	0.84%	1.11%
Expenses excluding specific expenses listed below	0.67%	0.67%	0.67%	0.66%	0.66%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.67%	0.67%	0.67%	0.66%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[6]	0.67%[6]	0.67%[6]	0.66%[6]	0.66%[6]
Portfolio turnover rate	60%	68%	87%	82%	63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2018	0.67%
Year Ended June 30, 2017	0.67%
Year Ended June 30, 2016	0.67%
Year Ended June 30, 2015	0.66%
Year Ended June 30, 2014	0.66%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER MAIN STREET MID CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$27.28	$24.44	$28.97	$32.18	$25.35
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	0.03	0.04	0.06	0.08
Net realized and unrealized gain (loss)	2.69	3.55	(1.40)	1.42	6.75
Total from investment operations	2.64	3.58	(1.36)	1.48	6.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.17)	(0.03)	(0.12)	0.00
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00
Total dividends and/or distributions to shareholders	(3.79)	(0.74)	(3.17)	(4.69)	0.00
Net asset value, end of period	$26.13	$27.28	$24.44	$28.97	$32.18

Total Return, at Net Asset Value[2]	10.37%	14.88%	(4.08)%	5.33%	26.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,923	$179,018	$176,639	$222,755	$236,139
Average net assets (in thousands)	$176,425	$181,041	$187,074	$227,331	$234,597
Ratios to average net assets:[3]
Net investment income (loss)	(0.18)%	0.12%	0.17%	0.21%	0.28%
Expenses excluding specific expenses listed below	1.35%	1.36%	1.36%	1.35%	1.39%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.35%	1.36%	1.36%	1.35%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.35%	1.36%[6]	1.35%[6]	1.39%[6]
Portfolio turnover rate	60%	68%	87%	82%	63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2018	1.35%
Year Ended June 30, 2017	1.36%
Year Ended June 30, 2016	1.36%
Year Ended June 30, 2015	1.35%
Year Ended June 30, 2014	1.39%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER MAIN STREET MID CAP FUND

Class Y	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Per Share Operating Data
Net asset value, beginning of period	$30.62	$27.33	$31.99	$35.05	$27.53
Income (loss) from investment operations:
Net investment income[1]	0.10	0.18	0.19	0.24	0.24
Net realized and unrealized gain (loss)	3.05	3.98	(1.53)	1.55	7.36
Total from investment operations	3.15	4.16	(1.34)	1.79	7.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.30)	(0.18)	(0.28)	(0.08)
Distributions from net realized gain	(3.74)	(0.57)	(3.14)	(4.57)	0.00
Total dividends and/or distributions to shareholders	(3.93)	(0.87)	(3.32)	(4.85)	(0.08)
Net asset value, end of period	$29.84	$30.62	$27.33	$31.99	$35.05

Total Return, at Net Asset Value[2]	10.96%	15.44%	(3.57)%	5.86%	27.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$596,309	$637,592	$545,648	$688,662	$603,125
Average net assets (in thousands)	$617,312	$569,056	$577,404	$659,360	$686,659
Ratios to average net assets:[3]
Net investment income	0.32%	0.62%	0.67%	0.72%	0.76%
Expenses excluding specific expenses listed below	0.85%	0.86%	0.86%	0.85%	0.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.85%	0.86%	0.86%	0.85%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.85%	0.86%[6]	0.85%[6]	0.84%[6]
Portfolio turnover rate	60%	68%	87%	82%	63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended June 30, 2018	0.85%
Year Ended June 30, 2017	0.86%
Year Ended June 30, 2016	0.86%
Year Ended June 30, 2015	0.85%
Year Ended June 30, 2014	0.84%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2018

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

26      OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are

27      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended June 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

28      OPPENHEIMER MAIN STREET MID CAP FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$51,369,295	$65,617,218	$—	$422,004,416

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$16,276,514	$4,433,976	$20,710,490

3. $16,290,410, including $9,412,579 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended June 30, 2018	Year Ended June 30, 2017
Distributions paid from:
Ordinary income	$103,452,361	$47,632,434
Long-term capital gain	272,701,371	40,639,676

Total	$376,153,732	$88,272,110

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

29      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$2,335,679,404

Gross unrealized appreciation	$465,114,721
Gross unrealized depreciation	(43,110,305)
Net unrealized appreciation	$422,004,416

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

30      OPPENHEIMER MAIN STREET MID CAP FUND

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

31      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$208,791,459	$—	$—	$208,791,459
Consumer Staples	75,794,728	—	—	75,794,728
Energy	253,134,958	—	—	253,134,958
Financials	480,624,697	—	—	480,624,697
Health Care	275,545,217	8,766,134	—	284,311,351
Industrials	512,246,004	—	—	512,246,004
Information Technology	527,088,971	—	—	527,088,971
Materials	137,007,284	—	—	137,007,284
Telecommunication Services	67,044,731	—	—	67,044,731
Utilities	177,761,096	—	—	177,761,096
Investment Company	33,878,541	—	—	33,878,541

Total Assets	$2,748,917,686	$8,766,134	$—	$2,757,683,820

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

32      OPPENHEIMER MAIN STREET MID CAP FUND

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

33      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	3,878,513	$107,632,781	7,386,465	$201,998,213
Dividends and/or distributions reinvested	6,821,514	179,132,974	1,590,027	42,549,111
Redeemed	(12,526,956)	(347,412,397)	(16,496,044)	(451,505,012)
Net decrease	(1,826,929)	$(60,646,642)	(7,519,552)	$(206,957,688)

Class B
Sold	2,175	$50,498	25,231	$576,452
Dividends and/or distributions reinvested	30,292	652,497	14,438	326,880
Redeemed[1]	(393,829)	(9,105,561)	(488,445)	(11,185,334)
Net decrease	(361,362)	$(8,402,566)	(448,776)	$(10,282,002)

34      OPPENHEIMER MAIN STREET MID CAP FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	794,330	$18,263,843	1,356,397	$31,368,261
Dividends and/or distributions reinvested	1,933,455	41,936,633	367,612	8,370,521
Redeemed	(3,296,872)	(76,428,760)	(3,972,594)	(92,280,452)
Net decrease	(569,087)	$(16,228,284)	(2,248,585)	$(52,541,670)

Class I
Sold	1,897,839	$56,542,320	1,885,850	$55,076,727
Dividends and/or distributions reinvested	1,600,713	45,252,150	436,747	12,464,757
Redeemed	(4,728,384)	(141,504,487)	(3,588,869)	(105,378,817)
Net decrease	(1,229,832)	$(39,710,017)	(1,266,272)	$(37,837,333)

Class R
Sold	1,116,766	$29,421,719	1,803,975	$47,032,831
Dividends and/or distributions reinvested	878,867	21,892,579	179,161	4,581,143
Redeemed	(1,979,216)	(52,059,348)	(2,649,376)	(69,134,628)
Net increase (decrease)	16,417	$(745,050)	(666,240)	$(17,520,654)

Class Y
Sold	3,445,812	$103,179,766	6,398,205	$189,251,348
Dividends and/or distributions reinvested	2,609,454	74,004,116	557,593	15,958,319
Redeemed	(6,889,880)	(205,739,696)	(6,103,895)	(176,937,712)
Net increase (decrease)	(834,614)	$(28,555,814)	851,903	$28,271,955

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,685,377,968	$2,187,081,186

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

35      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

36      OPPENHEIMER MAIN STREET MID CAP FUND

8. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B1 Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
June 30, 2018	$210,089	$199	$3,038	$9,163	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

37      OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$109,822
Class B1	472
Class C	21,998
Class R	13,412
Class Y	47,062

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $54,254 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/ director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period, the Fund had $31,674,125 in purchases and $53,725,646 in sales considered cross-trades, resulting in $2,845,085 of realized gain/(loss).

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

38      OPPENHEIMER MAIN STREET MID CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Main Street Mid Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Mid Cap Fund (the “Fund”), including the statement of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

August 24, 2018

39      OPPENHEIMER MAIN STREET MID CAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $3.73987 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 8, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 27.52% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $26,654,149 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $69,250 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $84,027,008 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40      OPPENHEIMER MAIN STREET MID CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41      OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2010) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 56 portfolios in the

42      OPPENHEIMER MAIN STREET MID CAP FUND

Richard F. Grabish, Continued	OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

43      OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 104 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Anello, Ziehl, Vardharaj, Krantz, Weiner and Mss. Budzinski, Ketner, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995).

44      OPPENHEIMER MAIN STREET MID CAP FUND

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001).

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998).

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999- 2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995).

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993).

45      OPPENHEIMER MAIN STREET MID CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990- 1992).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

46      OPPENHEIMER MAIN STREET MID CAP FUND

OPPENHEIMER MAIN STREET MID CAP FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

47      OPPENHEIMER MAIN STREET MID CAP FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER MAIN STREET MID CAP FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

49      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54      OPPENHEIMER MAIN STREET MID CAP FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55      OPPENHEIMER MAIN STREET MID CAP FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0847.001.0618 August 24, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $27,900 in fiscal 2018 and $27,000 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $7,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, custody audits, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $709,285 in fiscal 2018 and $710,580 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $1,056,146 in fiscal 2018 and $1,038,355 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/17/2018